UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 2, 2005

Date of Report (Date of earliest event reported)

Concord Communications, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	0-23067	04-2710876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Nickerson Road, Marlboro, Massachusetts		01752
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 460-4646

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events.

On June 2, 2005, at a duly convened special meeting, the stockholders of Concord Communications, Inc. (“Concord”) voted to approve the Agreement and Plan of Merger dated April 7, 2005 by and among Concord, Computer Associates International, Inc. (“Computer Associates”) and Minuteman Acquisition Corp.  The closing condition relating to the expiration or termination of the waiting period under the U.S. Hart-Scott Rodino Improvements Act of 1976, as amended has not been satisfied.  Concord expects to consummate the transaction promptly upon expiration or termination of the waiting period.  The waiting period is expected to expire at 11:59 p.m. on June 6, 2005.  Absent early termination, the transaction could be consummated as early as June 7, 2005.  Following the closing, Concord will request that the Nasdaq National Market delist Concord's common stock effective as of the close of business on the date of closing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Concord’s operations into those of Computer Associates; acts of war and terrorism may adversely affect either party’s business; the volatility of the international marketplace; and other factors described in Concord’s Annual Report on Form 10-K for the year ended December 31, 2004 and in its most recent quarterly report filed with the SEC.  Concord assumes no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.

	By:	/s/ Melissa H. Cruz

Date: June 2, 2005		Melissa H. Cruz
Executive Vice President of Business Services, Chief Financial Officer and Treasurer